EXHIBIT 10.2

                          SERVICE AND EXPENSE AGREEMENT
                                      AMONG

                           ALLSTATE INSURANCE COMPANY

                                       AND
                            THE ALLSTATE CORPORATION

                                       AND

                         CERTAIN INSURANCE SUBSIDIARIES

This Agreement made and effective as of this 1st day of January, 1999, among ALLSTATE INSURANCE COMPANY, an Illinois insurance company ("Allstate"), THE ALLSTATE CORPORATION, a Delaware corporation and parent of Allstate ("Allcorp"), and Certain Insurance Subsidiaries identified as follows: ALLSTATE COUNTY MUTUAL INSURANCE COMPANY, a Texas county mutual insurance company, ALLSTATE TEXAS LLOYD'S, a Texas Lloyds plan insurer, LINCOLN BENEFIT LIFE COMPANY, a Nebraska insurance company, SURETY LIFE INSURANCE COMPANY, a Nebraska insurance company, ALLSTATE INDEMNITY COMPANY, an Illinois insurance company, ALLSTATE PROPERTY AND CASUALTY INSURANCE COMPANY, an Illinois insurance company, DEERBOOK INSURANCE COMPANY, an Illinois insurance company, FORESTVIEW MORTGAGE INSURANCE COMPANY, a California insurance company, ALLSTATE LIFE INSURANCE COMPANY, an Illinois insurance company, NORTHBROOK LIFE INSURANCE COMPANY, an Arizona insurance company, GLENBROOK LIFE AND ANNUITY COMPANY, an Arizona insurance company, ALLSTATE FLORIDIAN INDEMNITY COMPANY, an Illinois insurance company, ALLSTATE FLORIDIAN INSURANCE COMPANY, an Illinois insurance company, ALLSTATE NEW JERSEY INSURANCE COMPANY, an Illinois insurance company, AMERICAN SURETY & CASUALTY COMPANY, a Florida insurance company, CHARTER NATIONAL LIFE INSURANCE COMPANY, an Illinois insurance company, AMERICAN HERITAGE LIFE INSURANCE COMPANY, a Florida insurance company, FIRST COLONIAL REINSURANCE COMPANY, a Florida insurance company, COLUMBIA UNIVERSAL LIFE INSURANCE COMPANY, a Texas insurance company, KEYSTONE STATE LIFE INSURANCE COMPANY, a Pennsylvania insurance company, CONCORD HERITAGE LIFE INSURANCE COMPANY, INC., a New Hampshire insurance company, and AHL SELECT HMO, INCORPORATED, a Florida insurance company. For purposes of this agreement, the Insurance Subsidiaries shall be referred to herein, individually as "Affiliate" and collectively as "Affiliates."

                              W I T N E S S E T H:

WHEREAS, Allcorp and each Affiliate desire that Allstate furnish or cause to be furnished to them certain services and facilities.

NOW, THEREFORE, it is agreed as follows:

1. Allstate shall furnish or cause to be furnished, at cost and in the same manner as such services and facilities are furnished to its other affiliates, (a.) to each Affiliate that is a property and casualty insurer, services and facilities listed on Exhibit A; (b.) to each Affiliate that is a life insurer, services and facilities listed on Exhibit B; (c.) to ALLCORP such services and facilities as are required; and (d) to Allcorp and each Affiliate the investment services as described in Exhibit E, each attached hereto. Allstate and any Affiliate may from time to time agree that only certain of the listed services and facilities will be provided by Allstate.

2. Costs are defined as Allstate's actual costs and expenses incurred which are attributable to the services and facilities provided under this Agreement, such as: salaries and benefits; space rental; overhead expenses which may include items such as electricity, heat, and water; building maintenance services; furniture and other office equipment; supplies and special equipment such as reference libraries, electronic data processing equipment and the like.

3. Allocations for the above services and facilities shall be made by Allstate in accordance with the general provisions contained in Exhibits A through
     E. Exhibits A and B are based upon NAIC expense classification and allocation guidelines. In the event such guidelines are amended, Exhibits A and B shall be deemed amended to conform thereto. Allstate will exercise reasonable judgment in appropriately revising these Exhibits, maintain proper documentation for revisions and communicate changes in allocation requirements to affected Affiliates or Allcorp parties in a timely manner. Exhibit C provides a narrative overview of the expense management process and Exhibit D provides certain definitions used throughout.

4. Notwithstanding anything contained in this Agreement to the contrary, the amount charged to any Affiliate or Allcorp shall not exceed the cost to Allstate. Allstate will exercise reasonable judgement in periodically reviewing the expenses incurred and the percentage thereof allocated. Any Affiliate or Allcorp may request a review of such expenses and their allocation and such review will occur promptly thereafter.

5. Allstate will charge Allcorp and each Affiliate for all the services and facilities provided pursuant to this Agreement via the monthly expense allocation process, and payments will be through the monthly intercompany settlement process. The process will be completed by Allstate personnel in the most timely and effective method available.

6. Allstate shall maintain such records as may be required relating to the accounting system of Allstate, Allcorp and its Affiliates. Each Affiliate and Allcorp understand and accept the financial records generated by this system which utilizes the concepts detailed in the addenda attached to Exhibits A and B, respectively.

7. Upon reasonable notice, and during normal business hours, each Affiliate and Allcorp shall be entitled to, at its own expense, inspect records which pertain to the computation of charges for the facilities or services provided pursuant to this Agreement. Allstate shall at all times maintain correct and complete books, records and accounts of all services and facilities furnished pursuant to this Agreement.

     Each Affiliate and Allcorp shall have unconditional right of ownership of any records prepared on its behalf under this Agreement.

8. Certain agreements relating to reinsurance and other service and expense sharing exist by and among Allstate and certain of its Affiliates. Except for those Agreements listed on Exhibit F, nothing in this Agreement shall be deemed to amend any such previously executed agreement between the parties.

9. Allstate employees performing duties hereunder at all times during the term of this Agreement shall be in the employment, under the supervision and control of Allstate and shall not be deemed employees of ALLCORP or any Affiliate.

10. The scope of, and the manner in which, Allstate provides facilities and services to Allcorp and the Affiliates shall be reviewed periodically by Allstate, Allcorp and each Affiliate. All services and facilities shall be of good quality and suitable for the purpose for which they are intended.

11. Allstate shall not assign its obligations or rights under this Agreement without the written consent of each Affiliate and Allcorp. Allstate may terminate this Agreement in its entirety, and Allcorp or any Affiliate may cancel its participation in the arrangements under this Agreement, each by giving six months written notice to the other parties to this Agreement; provided, however, that in the event that the affiliate relationship ceases to exist with respect to any Affiliate, this Agreement shall terminate immediately with respect to such Affiliate. Under no circumstances will the initial term of this Agreement exceed five (5) years.

12. All communications provided for hereunder shall be in writing, and if to an Affiliate, mailed or delivered to such Affiliate at its office at the address listed in such Affiliate's Statutory Annual Statement Blank,
     Attention: Secretary, or if to Allcorp or Allstate, mailed or delivered to its office at 3075 Sanders Road, Northbrook, Illinois 60062, Attention:
     Controller, or addressed to any party at the address such party may hereafter designate by written notice to the other parties.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed as of the day and year above written.

                                           ALLSTATE INSURANCE COMPANY


                                           By_________________________________
                                           Samuel H. Pilch
                                           Vice President and Controller

                                           ALLSTATE COUNTY MUTUAL
                                           INSURANCE COMPANY


                                           By_________________________________
                                           James P. Zils
                                           Vice President and Treasurer


                                           ALLSTATE TEXAS LLOYDS


                                           By_________________________________
                                           James P. Zils
                                           Vice President and Controller


                                           LINCOLN BENEFIT LIFE COMPANY


                                           By_________________________________
                                           Janet P. Anderbery
                                           Vice President and Controller


                                           SURETY LIFE INSURANCE COMPANY


                                           By_________________________________
                                           Janet P. Anderbery
                                           Vice President and Controller


                                           ALLSTATE INDEMNITY COMPANY


                                           By_________________________________
                                           Rita P. Wilson
                                           President


                                           ALLSTATE PROPERTY AND CASUALTY
                                           INSURANCE COMPANY


                                           By_________________________________
                                           Richard I. Cohen
                                           President

                                           DEERBROOK INSURANCE COMPANY

                                           By_________________________________
                                           Rita P. Wilson
                                           President


                                           FORESTVIEW MORTGAGE INSURANCE
                                           COMPANY


                                           By_________________________________
                                           Thomas J. Wilson, II
                                           President and Chief Executive Officer


                                           ALLSTATE LIFE INSURANCE COMPANY


                                           By_________________________________
                                           Kevin R. Slawin
                                           Vice President


                                           NORTHBROOK LIFE INSURANCE COMPANY


                                           By_________________________________
                                           Kevin R. Slawin
                                           Vice President


                                           GLENBROOK LIFE AND ANNUITY COMPANY


                                           By_________________________________
                                           Kevin R. Slawin
                                           Vice President


                                           THE ALLSTATE CORPORATION


                                           By_________________________________
                                           James P. Zils
                                           Treasurer

                                           ALLSTATE FLORIDIAN INDEMNITY COMPANY

                                           By_________________________________
                                           Ronald D. McNeil
                                           President


                                           ALLSTATE FLORIDIAN INSURANCE COMPANY


                                           By_________________________________
                                           Ronald D. McNeil
                                           President


                                           ALLSTATE NEW JERSEY INSURANCE COMPANY


                                           By_________________________________
                                           Richard C. Crist, Jr.
                                           President


                                           AMERICAN SURETY & CASUALTY COMPANY


                                           By_________________________________
                                           Richard L. Ervin, Jr.
                                           Chief Financial Officer and Treasurer


                                           CHARTER NATIONAL LIFE INSURANCE
                                           COMPANY


                                           By_________________________________
                                           Thomas J. Wilson, II
                                           President


                                           AMERICAN HERITAGE LIFE INSURANCE
                                           COMPANY

                                           By_________________________________
                                           T. O' Neal Douglas
                                           Chairman of the Board


                                           FIRST COLONIAL INSURANCE COMPANY


                                           By_________________________________
                                           T. O' Neal Douglas
                                           Chairman of the Board


                                           COLUMBIA UNIVERSAL LIFE INSURANCE
                                           COMPANY


                                           By_________________________________
                                           T. O' Neal Douglas
                                           Chairman of the Board


                                           KEYSTONE STATE LIFE INSURANCE COMPANY


                                           By_________________________________
                                           T. O' Neal Douglas
                                            Chairman of the Board


                                           CONCORD HERITAGE LIFE INSURANCE
                                           COMPANY, INC.


                                           By_________________________________
                                           T. O' Neal Douglas
                                           Chairman of the Board


                                           AHL SELECT HMO INCORPORATED


                                           By_________________________________
                                           T. O' Neal Douglas
                                            Chairman of the Board

                                                                       EXHIBIT A

           INTERCOMPANY SERVICE AND EXPENSE ALLOCATION SUMMARY MATRIX ALLSTATE INSURANCE COMPANY AND PROPERTY & CASUALTY AFFILIATES


-----------------------------------------------------------------------------------------------------------------------------------
  EXPENSE LINE ITEM
    PER U&I EXHIBIT*                  EXPENSE CLASSIFICATION DESCRIPTION**                   BASIS OF EXPENSE ALLOCATION***
-----------------------------------------------------------------------------------------------------------------------------------
1.   Claim Adjustment        Investigation and adjustment of policy claims for direct,     No allocation - direct charge to company
     Services                reinsurance assumed and ceded business.  The more
                             significant expenses and fees related to:  (1) all outside costs associated with independent adjusters, (2) lawyers
                             for legal services in the defense, trial, or appeal of
                             suits, (3) general court costs, (4) medical testimony, (5)
                             expert and lay witnesses, (6) medical examinations for the purpose of trial and resolution of liability and (7)
                             miscellaneous (appraisals, surveys, detective reports,
                             audits, character reports, etc.).
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2.   Commission and          All payments, reimbursements and allowances (on direct and    No allocation - direct charge to company
     Brokerage               reinsurance assumed and ceded business) to managers,          based on agent contract
                             agents, brokers, solicitors or other producer types.
-----------------------------------------------------------------------------------------------------------------------------------

----------
* Expense classifications per the statutory Underwriting and Investment Exhibit, Part 4, Expenses. The company uses these twenty-one classifications to record its operating expenses incurred. As described in Exhibit C, expenses for these classifications are also spread to three distinct functional expense groups: loss adjustment, other underwriting and investment expenses.


** This description provides only a synopsis of the types of expenses for each classification. Parties to the Agreement will utilize the NAIC Examiners Handbook in expense handling.


***  Before consideration of any applicable reinsurance agreement.

-----------------------------------------------------------------------------------------------------------------------------------
  EXPENSE LINE ITEM
    PER U&I EXHIBIT*                  EXPENSE CLASSIFICATION DESCRIPTION**                   BASIS OF EXPENSE ALLOCATION***
-----------------------------------------------------------------------------------------------------------------------------------
4.   Advertising             Typical expenses would include services of:  (1)              Direct charge by company where known.
                             advertising agents, (2) public relations counsel, (3)         Allocated items handled as follows:See
                             advertisements in newspapers, periodicals, billboards,        Exhibit A Appendix at B; C 1; D 1 and E
                             pamphlets and literature issued for advertising or            1 for explanation of allocation by type
                             promotional purposes, (4) related paper and printing          of office
                             charges for advertising purposes, (5) radio broadcasts, (6)
                             prospect and mailing lists, (7) signs and medals for agents and (8) television commercials.
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5.   Boards, Bureaus and     Various dues, assessments, fees and charges for items such    No allocation - direct charge to company
     Associations            as:  (1) underwriting boards, rating organizations,
                             statistical agencies, inspection and audit bureaus, (2)
                             underwriters' advisory and service organizations, (3)
                             accident and loss prevention organizations, (4) claim
                             organizations, (5) underwriting syndicates, pools and
                             associations, assigned risk plans.
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6.   Surveys and             Costs to support the business including:  (1) survey,         See Exhibit A  Appendix  at B; D 1; and
     Underwriting Reports    credit, moral hazard, character reports for underwriting,     E-1 for explanation of allocation by
                             (2) appraisals for underwriting, (3) fire records, (4)        type of office
                             inspection and engineering billed specifically, (5) medical examiner services relating to underwriting.
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7.   Audit of Assured's      Auditing fees and expenses of independent auditors for        No allocation - direct charge to company
     Records                 auditing payroll and other premium bases.
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8.   Salary and Related      Salaries, bonus, overtime, contingent compensation, and       See Exhibit A Appendix at A; B; C 1, 2;
     Items                   other compensation of employees.  This would include          D-1, 2, 3, 4; E 2, 5; and F-1, 2, 3, 4
                             commission and brokerage to employees when the activities     for explanation by type of office
                             for which the commission is paid are a part of their duties as employees.
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9.   Employee Relations      This category includes a variety of pension and insurance     See Exhibit A Appendix at A; B; C 1, 2;
     and Welfare             benefits for employees, as well as some miscellaneous         D-1, 2, 3, 4; E 2, 5; and F-1, 2, 3, 4
                             expenditures.  The first area entails:  (1) cost of           for explanation by type of office
                             retirement insurance, pensions or other retirement
                             allowances and funds irrevocably devoted to the payment of pensions or other employees' benefits, and (2) accident,
                             health and hospitalization insurance, group life insurance and workers' compensation insurance.  The miscellaneous
                             category may include the following items (1) training and
                             welfare; (2) physical exams for employees or candidates;
                             (3) gatherings, outings and entertainment; (4) supper
                             money; and (5) donations to or on behalf of employees.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
  EXPENSE LINE ITEM
    PER U&I EXHIBIT*                  EXPENSE CLASSIFICATION DESCRIPTION**                   BASIS OF EXPENSE ALLOCATION***
-----------------------------------------------------------------------------------------------------------------------------------
10.  Insurance               Costs of insurance for employee/agent fidelity or surety      See Exhibit A Appendixat D 1; E 1; and F
                             bonds, public liability, burglary and robbery, automobiles    1, 2, 3, 4 for explanation by type of
                             and office contents.                                          office
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12.  Travel and Travel       Major expense subcategories include:  (1) transportation,     See Exhibit A Appendix at A; B; C 1, 2;
     Items                   hotel, meals, telephone and other related costs associated    D-1, 2, 3, 4; E 2, 5; and F-1, 2, 3, 4
                             for employees traveling, (2) expense for transfer of          for explanation by type of office
                             employees, (3)-automobile rental and license plates,
                             depreciation, repairs and other operating costs of
                             automobiles (4) transportation, hotel and
                             meals/entertainment of guests, (5) dues and subscriptions
                             to accounting, legal, actuarial or similar societies and
                             associations.
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13.  Rent and Rent Items     Rent of home office and branch offices, space occupied in     Direct charges by company are based on
                             company owned buildings, storage and warehouse space, safe    square footage. Allocated expenses
                             deposit boxes and post office boxes.  Related expenses        handled per Exhibit A Appendix at A; B; C
                             for:  (1) light, heat, power and water, (2) interest,         1, 2; D-1, 2, 3, 4; E 2, 5; and F-1, 2,
                             taxes, (3) cost of alterations and repairs to leased          3, 4
                             properties, and (4) costs of cleaning and general
                             maintenance.
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14.  Equipment               Rent and repair of furniture, equipment, and office           See Exhibit A  Appendix at A; B; C 1, 2;
                             machines, including the related depreciation charges.         D-1, 2, 3, 4; E 1, 2, 3, 4; and F-1, 2,
                                                                                           3, 4
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15.  Printing and            Generally, printing, stationery and office supplies (paper    See Exhibit A Appendix at A; B; C 1, 2;
     Stationery              stock, printed forms and manuals, Photostat copies, pens      D-1, 2, 3, 4; E 2, 5; and F-1, 2, 3, 4
                             and pencils, etc.).  Also included would be policies and
                             policy forms, in-house employee publications, books,
                             newspapers and periodicals including investment, tax and
                             legal publications and services.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
  EXPENSE LINE ITEM
    PER U&I EXHIBIT*                  EXPENSE CLASSIFICATION DESCRIPTION**                   BASIS OF EXPENSE ALLOCATION***
-----------------------------------------------------------------------------------------------------------------------------------
16.  Postage, Telephone,     All express, freight and cartage expenses, postage, and       See Exhibit A Appendix at A; B; C 1, 2;
     etc.                    telephone.                                                    D-1, 2, 3, 4; E 2, 5; and F-1, 2, 3, 4
-----------------------------------------------------------------------------------------------------------------------------------
17.  Legal & Auditing        Legal fees and retainers excluding loss and salvage           See Exhibit A Appendix at A; D 2, 3, 4;
                             related, auditing fees of independent auditors for            E-2; and F 1, 2
                             examining records, services of tax experts and investment
                             counsel, custodian fees, notary and trustees' fees.
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18.  Taxes, Licenses and     Several categories comprise this expense classification:      No allocation - direct charge to company
     Fees                    (1) state and local insurance taxes; (2) Insurance
                             Department licenses and fees; (3) payroll taxes; and (4)
                             all other, excluding real estate and federal income.
                             Taxes, licenses and fees based on premiums and payments to state industrial commissions for administration of
                             workers' compensation or other state benefit acts would be in the first classification.  Expenses relating to the
                             Insurance Department would include agents' licenses,
                             filing fees, certificates of authority and fees and
                             expenses of examination.  Payroll related expenses
                             normally include old age benefit and unemployment
                             insurance taxes.  More significant expenses in the all
                             other section would be financial statement publication
                             fees, legally mandated advertising and personal property
                             and state income taxes.
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19.  Real Estate Expenses    Salaries, wages and other compensation of maintenance         Direct charges by company are based on
                             workers in connection with owned real estate.  Other          square footage. Allocated expenses
                             expense items assigned to this category may also include      handled per Exhibit A Appendix at A; B; C
                             expenses associated with: operations; maintenance;            1, 2; D-1, 2, 3, 4; E 1, 2, 3, 4; and
                             insurance and advertising.                                    F-1, 2, 3, 4
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
  EXPENSE LINE ITEM
    PER U&I EXHIBIT*                  EXPENSE CLASSIFICATION DESCRIPTION**                   BASIS OF EXPENSE ALLOCATION***
-----------------------------------------------------------------------------------------------------------------------------------
20.  Real Estate Taxes       Taxes, licenses and fees on owned real estate.                Direct charges by company are based on
                                                                                           square footage. Allocated expenses
                                                                                           handled per Exhibit A Appendix at A; B; C
                                                                                           1, 2; D-1, 2, 3, 4; E 1, 2, 3, 4; and
                                                                                           F-1, 2, 3, 4
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

Note: Expense classification for lines 3, 11 and 20a are not applicable for the Allstate Group.

                                                                       EXHIBIT A

                                                                       APPENDIX

           INTERCOMPANY SERVICE AND EXPENSE ALLOCATION SUMMARY MATRIX
                    ALLSTATE INSURANCE COMPANY AND AFFILIATES


A. Offices 001 (Corporate Home Office), 201 (Investment Shared Services), 203 (Research Center Shared Services), 204 (Human Resources Shared Service), 205 (Corporate Relations Shared Services), 206 (Technical Shared Services), 207 (Law and Regulation Shared Services), 208 (Finance Shared Services) and 209 (Market Brand Development) factors are based on Service Level Agreements. These Agreements are written documents detailing services and associated costs performed by the provider for the benefit of the recipient and are generated and approved through extensive discussions between service providers and service recipients.

B. Support Centers, Data Centers, and Output Processing Centers (OPC) factors are based on Stat Policies in Force and Time and Effort studies that roll-up to the Support Center/Data Center/OPC.

C.   P&C Head Office (Office 032) factors are based on:

     1.   Total agents' compensation
     2.   Time and effort studies

D.   Regional Office factors are based on the following methodologies:

     1.   Agent compensation
     2.   Gross policies issued (GPI)
     3.   Notice counts
     4.   Time and effort studies
     5.   System capacity studies

E. Regional Commercial Centers factors are based on the following methodologies:

     1.   Agent compensation
     2.   Gross policies issued (GPI)
     3.   Notice counts
     4.   Time and effort studies
     5.   General office compensation

F.   Claim Service Areas factors are based on the following:

     1.   Headcount (Property vs. Auto)
     2.   Notice counts
     3.   Incurred loss
     4.   Claim legal matter counts

                                                                       EXHIBIT B

               INTERCOMPANY SERVICE AND EXPENSE ALLOCATION SUMMARY MATRIX
                  ALLSTATE LIFE INSURANCE COMPANY AND LIFE AFFILIATES

---------------------------------------------------------------------------------------------------------------------------------
    EXPENSE LINE ITEM
      PER GENERAL
    EXPENSE EXHIBIT*                       EXPENSE CLASSIFICATION DESCRIPTION**              BASIS OF EXPENSE ALLOCATION***
---------------------------------------------------------------------------------------------------------------------------------
1.     Rent                    Rent for all premises occupied by the company, including     Direct charges by company are based
                               any adequate rent for occupancy of its own buildings, in     on square footage.
                               whole or in part, except to the extent that allocation to    Allocated expenses are handled per
                               other expense classifications on a functional basis is       Exhibit B Appendix at A; B 1,2; C
                               permitted and used.                                          1,2 and D 1,2,3
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2.     Salaries and wages      Salaries and wages, bonuses and incentive compensation to    Agents' compensation is a direct
                               employees, overtime payments, continuation of salary         charge to company.  The remaining
                               during temporary short-term absences, dismissal              expenses in this category are
                               allowances, payments to employees while in training and      allocated per Exhibit B Appendix at
                               other compensation to employees not specifically             A; B 1,2; C 1,2; and D 1,2,3
                               designated herein, except to the extent that allocation to their expense classifications is permitted and used.
---------------------------------------------------------------------------------------------------------------------------------

--------
* Expense classifications per Statutory Exhibits 5 & 6. The company uses these classifications to record its operating expenses incurred. This expense data is also captured by four distinct functional expense groups: life, accident and health, all other lines of business and investment expenses.

** These descriptions were written using the NAIC Life Annual Statement Instructions. Refer to this publication for a complete breakdown of the expenses included in each line item.

***  Before consideration of any applicable reinsurance agreement.

---------------------------------------------------------------------------------------------------------------------------------
    EXPENSE LINE ITEM
      PER GENERAL
    EXPENSE EXHIBIT*                       EXPENSE CLASSIFICATION DESCRIPTION**              BASIS OF EXPENSE ALLOCATION***
---------------------------------------------------------------------------------------------------------------------------------
3.11   Contributions for       Contributions by company for pension and total permanent     See Exhibit B Appendix
       benefit plans for       disability benefits, life insurance benefits, accident,      at A; B 1,2; C 1,2; and
       employees               health, hospitalization, medical, surgical, or other         D 1,2,3
                               temporary disability benefits under a self-administered or trusteed plan or for the purchase of annuity or insurance
                               contracts.  Appropriation of any other assignment of funds by company in connection with any benefit plan of the
                               types enumerated herein.
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3.12   Contributions for       Contributions by company for pension and total permanent     See Exhibit B Appendix
       benefit plans for       disability benefits, life insurance benefits, accident,      at C 1,2; and D 1,2,3
       agents                  health, hospitalization, medical, surgical, or other
                               temporary disability benefits under a self-administered or trusteed plan or for the purchase of annuity or insurance
                               contracts.  Appropriation of any other assignment of funds by company in connection with any benefit plan of the
                               types enumerated herein.
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3.21   Payments to employees   Payments by company under a program for pension and total    No allocation - direct charge to
       under non-funded        and permanent disability benefits, death benefits,           company
       benefit plans           accident, health, hospitalization, medical, surgical or
                               other temporary disability benefits where no contribution
                               or appropriation is made prior to the payment of the
                               benefit.
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3.22   Payments to agents      Payments by company under a program for pension and total    No allocation - direct charge to
       under non-funded        and permanent disability benefits, death benefits,           company
       benefit plans           accident, health, hospitalization, medical, surgical or
                               other temporary disability benefits where no contribution
                               or appropriation is made prior to the payment of the
                               benefit.
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3.31   Other employee welfare  The net periodic postretirement benefit cost, meals to       Agents' compensation is a direct
                               employees, contribution to employee associations or clubs,   charge to company.  The remaining
                               dental examinations, medical dispensary or convalescent      expenses in this category are
                               home expenses for employees.                                 allocated per Exhibit B Appendix at
                                                                                            A; B 1,2; C 1,2; and D 1,2,3
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

---------------------------------------------------------------------------------------------------------------------------------
    EXPENSE LINE ITEM
      PER GENERAL
    EXPENSE EXHIBIT*                       EXPENSE CLASSIFICATION DESCRIPTION**              BASIS OF EXPENSE ALLOCATION***
---------------------------------------------------------------------------------------------------------------------------------
3.32   Other agent welfare     The net periodic postretirement benefit cost, meals to       Agents' compensation is a direct
                               employees, contribution to employee associations or clubs,   charge to company.  The remaining
                               dental examinations, medical dispensary or convalescent      expenses in this category are
                               home expenses for agents.                                    allocated per Exhibit B Appendix at
                                                                                            C 1,2; and D 1,2,3
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4.1    Legal fees and          Court costs, penalties and all fees or retainers for legal   No allocation - direct charge to
       expenses                services or expenses in connection with matters before       company
                               administrative or legislative bodies.
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4.2    Medical examination     Fees to medical examiners in connection with new business    See Exhibit B Appendix
       fees                    reinstatements, policy changes and applications for          at D 1,2
                               employment.
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4.3    Inspection report fees  Fee for inspection reports in connection with new            See Exhibit B Appendix
                               business, reinstatements, policy changes and applications    at D 1,2
                               for employment.  Cost of services furnished by the Medical
                               Information Bureau.
---------------------------------------------------------------------------------------------------------------------------------
4.4    Fees of public          Include expenses relating to this category except exclude    See Exhibit B Appendix
       accountants and         examination fees made by State Departments and internal      at A; B 1,2; C 1,2; and D 1,2
       consulting actuaries    audits by company employees.
---------------------------------------------------------------------------------------------------------------------------------
4.6    Expense of              Payment to other than employees of fees and expenses for     See Exhibit B Appendix
       investigation and       the investigation, litigation and settlement of policy       at D 1,2
       settlement of policy    claims.
       claims
---------------------------------------------------------------------------------------------------------------------------------
5.1    Traveling expenses      Traveling expense of officers, other employees, directors    See Exhibit B Appendix
                               and agents, including hotel, meals, telephone, telegraph     at A; B 1,2; C 1,2; and D 1,2,3
                               and postage charges incurred while traveling.  Also
                               include amounts allowed employees for use of their own
                               cars on company business and the cost of, or depreciation
                               on, and maintenance and running expenses of company-owned
                               automobiles.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
    EXPENSE LINE ITEM
      PER GENERAL
    EXPENSE EXHIBIT*                       EXPENSE CLASSIFICATION DESCRIPTION**              BASIS OF EXPENSE ALLOCATION***
---------------------------------------------------------------------------------------------------------------------------------
5.2    Advertising             Newspaper, magazine and trade journal advertising for the    See Exhibit B Appendix
                               purpose of solicitation and conservation of business.        at B 1,2; C 1; and D 1,2
                               Billboard, sign and telephone directory, television, radio broadcasting and motion picture advertising, excluding
                               subjects dealing wholly with health and welfare.  All
                               canvassing or other literature, such as pamphlets,
                               circulars, leaflets, policy illustration forms and other
                               sales aids, printed material, etc., prepared for
                               distribution to the public by agents or through the mail
                               for the purposes of solicitation and conservation of
                               business.  All calendars, blotters, wallets, advertising
                               novelties, etc., for distribution to the public.
                               Printing, paper stock, etc. in connection with
                               advertising.  Prospect and mailing lists when used for
                               advertising purposes.  Fees and expenses of advertising
                               agencies related to advertising.
---------------------------------------------------------------------------------------------------------------------------------
5.3    Postage, express,       Freight and cartage, cables, radiograms and teletype.        See Exhibit B Appendix
       telegraph and           Also charges for use, installation and maintenance of        at A; B 1,2; C 1,2; and D 1,2,3
       telephone               related equipment if not included elsewhere.
---------------------------------------------------------------------------------------------------------------------------------
5.4    Printing and            Policy forms, riders, supplementary contracts,               See Exhibit B Appendix
       stationery              applications, etc., rate books, instruction manuals,         at A; B 1,2; C 1,2; and D 1,2,3
                               punch-cards, house organs, and all other printed material
                               which is not required to be included in any other expense
                               classification.  Office supplies and pamphlets on health,
                               welfare and education subjects.  Also include annual
                               reports to policyholders and stockholders if not included
                               in Line 5.2.
---------------------------------------------------------------------------------------------------------------------------------
5.5    Cost or depreciation    The cost or depreciation of office machines except for       See Exhibit B Appendix
       of furniture and        such charges as may be reported in Line 5.3.                 at A; B 1,2; C 1,2; and D 1,2,3
       equipment
---------------------------------------------------------------------------------------------------------------------------------
5.6    Rental of equipment     Rental of office machines except for such charges as may     See Exhibit B Appendix
                               be reported in Line 5.3.                                     at A; B 1,2; C 1,2; and D 1,2,3
---------------------------------------------------------------------------------------------------------------------------------
6.1    Books and periodicals   Books, newspapers, periodicals, etc., including investment   See Exhibit B Appendix
                               tax and legal publications and information services, and     at A; B 1,2; C 1,2; and D 1,2,3
                               including all such material for company's law department
                               and libraries.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
    EXPENSE LINE ITEM
      PER GENERAL
    EXPENSE EXHIBIT*                       EXPENSE CLASSIFICATION DESCRIPTION**              BASIS OF EXPENSE ALLOCATION***
---------------------------------------------------------------------------------------------------------------------------------
6.2    Bureau and              All dues and assessments of organizations of which the       No allocation - direct charge to
       association fees        company is a member.  All dues for employees' and agents'    company
                               memberships on the company's behalf.
---------------------------------------------------------------------------------------------------------------------------------
6.3    Insurance, except on    Premiums for Workers' Compensation, burglary, holdup,        See Exhibit B Appendix
       real estate             forgery and the public liability insurance, fidelity or      at A; B 1,2; C 1,2;
                               surety bonds, insurance on contents of company-occupied      and D 1,2,3
                               buildings and all other insurance or bonds not included
                               elsewhere.
---------------------------------------------------------------------------------------------------------------------------------
6.4    Miscellaneous losses    Uncollectible losses due to deficiencies, defalcations,      Primarily a direct charge to
                               robbery, or forgery, except those offset by bonding          company.  Remaining expenses are
                               companies' payments.  Also include Worker's Compensation     allocated per Exhibit B Appendix at A;
                               benefits not covered by insurance and other uninsured        D 1,2,3
                               losses not included elsewhere.
---------------------------------------------------------------------------------------------------------------------------------
6.5    Collection and bank     Collection charges on checks and drafts and charges for      See Exhibit B Appendix
       service charges         checking accounts and money orders.                          at A; and D 1,2,3
---------------------------------------------------------------------------------------------------------------------------------
6.6    Sundry general          Direct expense of local agency meetings, luncheons and       See Exhibit B Appendix
       expenses                dinners, tabulating service rendered by outside              at A; B 1,2; C 1,2; and
                               organizations, gifts and donations.  Any portion of          D 1,2,3
                               commissions and expense allowances on reinsurance assumed
                               for group business which represents specific
                               reimbursement of expenses.  Reimbursement to another
                               insurer for expense of jointly underwritten group
                               contracts.
---------------------------------------------------------------------------------------------------------------------------------
6.7    Group service and       Administration fees, service fees, or any other form of      See Exhibit B Appendix
       administration fees     allowance, reimbursement of expenses, or compensation        at D 1,2
                               (other than commissions) to agents, brokers, applicants,
                               policyholders or third parties in connection with the
                               solicitation, sale, issuance, service and administration
                               of group business.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
    EXPENSE LINE ITEM
      PER GENERAL
    EXPENSE EXHIBIT*                       EXPENSE CLASSIFICATION DESCRIPTION**              BASIS OF EXPENSE ALLOCATION***
---------------------------------------------------------------------------------------------------------------------------------
6.8    Reimbursements by       Report as a negative amount administrative fees, direct      No allocation -  direct charge to
       uninsured accident      reimbursement of expenses, or other similar receipts or      company
       and health plans        credits attributable to uninsured accident and health
                               plans and the uninsured portion of partially insured
                               accident and health plans.
----------------------------------------------------------------------------------------------------------------------------------
7.1    Agency expense          All bona fide allowance for agency expense, but not          No allocation - direct charge to
       allowance               allowances constituting additional compensation.             company
----------------------------------------------------------------------------------------------------------------------------------
7.2    Agents' balances        Agents' balances charged off less any amounts recovered      No allocation - direct charge to
       charged off             during the year.                                             company
----------------------------------------------------------------------------------------------------------------------------------
7.3    Agency conferences      Cost of banquets and rental of meeting rooms.  Expenses      Primary dollars are a direct charge
       other than local        of all persons traveling to conferences and their            to company.  The remaining expenses
       meetings                expenses at conferences.                                     in this category are allocated per
                                                                                            Exhibit B Appendix at C 1; and D 1
----------------------------------------------------------------------------------------------------------------------------------
9.1    Real estate expenses    The cost of repairs, maintenance, service, and operation     Direct charges by company are based
                               of all real estate properties including insurance whether    on square footage.  Allocated
                               occupied by the company or not; salaries and other           expenses are handled per Exhibit B
                               compensation of managing agents and their employees;         Appendix at A; B 1,2; C 1,2; and D
                               expenses incurred in connection with rental of such          1,2,3
                               properties; legal fees specifically associated with real
                               estate transactions other than sale; rent, salaries and
                               wages, and other direct expenses of any branch of Home
                               Office until engaged solely in real estate work (not real
                               estate and mortgages combined).
----------------------------------------------------------------------------------------------------------------------------------
9.2    Investment expenses     Only items for which no specific provisions has been made    See Exhibit B Appendix
       not included elsewhere  elsewhere, e.g., contributions or assessments for            at A; and D 1,2,3
                               bondholders' protective committees, fees of investment
                               counsel, custodian and trustee fees.
---------------------------------------------------------------------------------------------------------------------------------

Note: Line 9.3, Aggregate write-ins for expenses, was not detailed in this exhibit. The types of expenses, if any, and the corresponding allocation basis are completely variable year-to-year. The Cost Management Department will maintain appropriate records for this line item.

---------------------------------------------------------------------------------------------------------------------------------
    EXPENSE LINE ITEM
      PER GENERAL
    EXPENSE EXHIBIT*                       EXPENSE CLASSIFICATION DESCRIPTION**              BASIS OF EXPENSE ALLOCATION***
---------------------------------------------------------------------------------------------------------------------------------
1.     Real estate taxes       Those taxes directly assessed against property owned by      Direct charges by company are based
                               the company.  Canadian and other foreign taxes should be     on square footage.  Allocated
                               included appropriately.                                      expenses are handled per Exhibit B
                                                                                            Appendix at A; B 1,2; C 1,2; and D
                                                                                            1,2,3
---------------------------------------------------------------------------------------------------------------------------------
2.     State insurance         Assessments to defray operating expenses of any state        No allocation - direct charge to
       department licenses and insurance department.  Canadian and other foreign taxes      company
       fees                    should be included appropriately.  Fees for examinations
                               by state departments.
---------------------------------------------------------------------------------------------------------------------------------
3.     State taxes on premiums State taxes based on policy reserves, if in lieu of          No allocation - direct charge to
                               premium taxes.  Canadian and other foreign taxes should      company
                               be included appropriately.  Any portion of commissions or
                               allowances on reinsurance assumed for group business
                               which represents specific reimbursement of premium
                               taxes.  Deduct any portion of commissions or allowances
                               on reinsurance ceded for group business which represents
                               specific reimbursement of premium taxes.
---------------------------------------------------------------------------------------------------------------------------------
4.     Other state taxes       Assessments of state industrial or other boards for          No allocation - direct charge to
                               operating expenses or for benefits to sick unemployed        company
                               persons in connection with disability benefit laws or
                               similar taxes levied by states.  Canadian and other
                               foreign taxes are to be included appropriately.
                               Advertising required by law, regulation or ruling, except
                               in connection with investments.  State sales taxes, if
                               company does not exercise option of including such taxes
                               with the cost of goods and services purchased.  State
                               income taxes.
---------------------------------------------------------------------------------------------------------------------------------
5.     U.S. Social Security    Company's contribution is based on the current tax rate,     See Exhibit B Appendix
       taxes                   which is applied to all wages, salary or compensation        at A; B 1,2; C 1,2; and D 1,2,3
                               entered on the employees earning record and federal
                               unemployment tax.
---------------------------------------------------------------------------------------------------------------------------------
6.     All other taxes         Guaranty fund assessments and taxes of Canada or of any      No allocation - direct charge to
                               other foreign country not specifically provided for          company
                               elsewhere.  Sales taxes, other than state sales taxes, if
                               company does not exercise option of including such taxes
                               with the cost of goods and services purchased.
---------------------------------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT B

                                                                       APPENDIX

           INTERCOMPANY SERVICE AND EXPENSE ALLOCATION SUMMARY MATRIX
               ALLSTATE LIFE INSURANCE COMPANY AND LIFE AFFILIATES

A.   Office 001, 201, 203, 204, 205, 206, 207, 208 and 209 factors to the Life
     Parent Company are based on Service Level Agreements. Once expenses are charged to the Life Parent Company a second and third tier of allocation occurs, which allocates expenses to Profit Centers and Life Affiliates.

B. P&C Head Office (Office 032) allocations to the Life Parent Company are based on:

     1.   Agents' compensation
     2.   Time and effort studies

C.       Regional Office allocations to the Life Parent Company are based on:

     1.   Agents' compensation
     2.   Time and effort/usage studies
     3.   System capacity studies

D.       Life Parent Company allocations to Life Affiliates are based on:

     1.   Expenses are direct coded to the appropriate company.
     2. Determination of how expense is to be allocated to profit center is based on time studies, project activity, required capital and invested assets.

      The intercompany factors are based on the following methodology:

         PROFIT CENTER                      METHODOLOGY                           COMPANY
         -------------                      -----------                           -------
         Allstate Agent                     Policies in force                   030, 036
         Northbrook/Glenbrook               Reserves in force                   031, 036,038
         Structured Settlements             Premium income                      030, 036
         Direct Response                    Premium income                      030, 036
         Lincoln Benefit                    Time and effort studies             direct to 034
         Surety Life                        Time and effort studies             direct to 032
         Group Pensions                     Time and effort studies             direct to 030

     3.   Any Investment Expense is based on Invested Assets.

                                                                       EXHIBIT C

                            EXPENSE PROCESS OVERVIEW
                            ALLSTATE INSURANCE GROUP

For purposes of operational analysis and financial reporting, functional expense groups are made up of three primary categories: (1) Loss adjustment expenses,
(2) Other underwriting expenses; and (3) Investment expenses. A more detailed description of expense items, which comprise these categories, is provided in Exhibits A and B. These exhibits are the framework for reporting expenses required by the NAIC. The expense categories, in turn, flow into the financial records based on the following cost allocation methods: a direct charge basis; an allocated or shared basis; or in accordance with the terms of one or several reinsurance agreements. The combined expense process ultimately provides for financial records that reflect the financial performance of the business.

On a day-to-day basis, expenses are incurred directly by companies within the Allstate Group. The expenses are charted numerically by account. Formalized procedures are used in order to ensure that the expenses are accurately recorded and allocated to the appropriate office, company, cost center and cost element. Allocations are also provided for various support costs, which include: company, cost center and general ledger account (cost element) level with the objective of providing for an accurate means of tracking expenses..

A brief description of each of the three expense categories follows:

- Loss adjustment expenses are various costs associated with the claim handling process. These costs, which comprise all aspects of the claims handling function, include: the adjustment, factual investigation, defense and recordkeeping functions. Salaries of claim personnel and allocated executive salaries, as well as other basic costs associated with the claim function (accounting, data processing, rent, utilities, etc.) are grouped in this category. Generally, these expenses may be either direct charged, allocated, or flow to an entity by means of a separate reinsurance agreement.

- Other underwriting expenses include acquisition, general expenses, taxes, licenses and fees. The larger piece, acquisition expenses, is comprised of agent commissions, various expenses related to underwriting (motor vehicle reports, home inspections, etc.), salaries, marketing and other allocations of expenses which support the production of new and renewal business. General expenses are typically administrative in nature and do not fit cleanly in any other expense grouping. Taxes, licenses and fees pertain to: taxes (income and franchise) and licenses fees levied by state and local government; insurance department expenses; and guaranty fund assessments. These expense categories are charged to an entity in any of the same three methods shown above for Loss adjustment expenses.

- Investment expenses for research, purchase and sale activities, safekeeping, accounting and data support are the bulk of expenses in this bucket. Generally, these expenses will flow to an entity by direct charges to an entity or on an allocated basis.

The mechanism for recording expenses can occur by means of one of the following three methods:

- DIRECT CHARGES - This method is used where the expenses are unique to the company incurring them. These types of expenses are not allocated to another Allstate Company due to their unique relationship to the company incurring them. Expense payments are classified to the responsible company through an accounting coding expense system involving charge company, cost center, and cost element (See Exhibits A and B for more detail). By way of example: agents' commissions, taxes, licenses and fees, and bad debt expense are company specific, and therefore, coded directly to the appropriate company.

-    ALLOCATIONS

     THE EXPENSE ALLOCATION PROCESS CAN BE DIVIDED INTO 3
     SUBCATEGORIES:

1. OFFICE - The objective of this phase of the allocation process is to properly transfer various support costs performed by one organization to another organization that they directly relate to. The basic justification for this cost transfer is efficiency gain, which is mutually beneficial to both parties. Certain processes are centrally performed on behalf of a number of entities, then allocated to the office/company being supported. Routine expenses of this nature often include support activities from the following functional areas: Accounting; Systems; Investments; Corporate Relations; Law and Regulation; and Human Resources. These costs cannot be directly expensed, it is necessary to provide for an appropriate method of allocation. An example of this method of allocation would relate to the accounting treatment of costs and expenses attributable to Allstate's Internal Audit Department (IAD). As part of the Allstate Corporate Home Office structure, IAD salaries and related expenses are allocated to other Affiliates companies and/or offices (i.e. data and profit centers) based on time and effort studies. The terms for this allocation are delineated in a separate agreement between the parties which is referred to as a Shared Service Agreement (SSA). The SSA is a vehicle which allows the parties to agree in advance on certain essential terms and conditions which include: a description of the services to be provided; the period covered; costs and standards. The SSA concept can be used to transfer expenses between Brands (e.g., Allstate, Indemnity, Life), between Shared Services (e.g., Finance, Investments, Human Resources, Technical) or between a Brand and Shared Service.

     The Accounting Department database is programmed to perform the allocation process on a monthly basis. The process begins with the extraction of direct costs for each office, company, cost center and general ledger account. Varying premium and claim statistics (e.g., policies in force, claim counts) as well as other common factors (e.g., number of employees, number of retirees) are then entered into the program. The resulting data provides the bases, or allocation drivers, for transferring expenses from an office/cost center /general ledger account level of detail to other charge offices/cost centers /general ledger accounts. Detail records are generated in order to provide the source and recipient of the allocated expenses.

     A separate process has been initiated in order to periodically review the accuracy of the factors or drivers of the allocations. The accuracy of service provider time and effort studies may be taken into account (i.e. projected v. actual). Other factors that may be considered include an inventory of activities and customers in order to ensure that allocations are accurate. Intensive discussions and management agreement between the provider and customer are also an integral part of the process. Flexibility in the overall allocation process must routinely occur to provide for changes in the business activities or organizational structure.

2. COMPANY - This step in the expense allocation process is similar the office expense allocation process described above in that allocations are charged to other affiliates . For instance, both Allstate Insurance Company and Allstate Life Insurance Company incur expenses on a direct basis for themselves and on behalf of their affiliates. A portion of these expenses may be transferred to the affiliated companies, as appropriate. Fixed factors are normally based on internal time and effort studies, agents' compensation, or statistical criteria such as gross policies issued or claim notice counts.

3. UNIFORM ACCOUNTING TRANSFER (UAT) - The next step in the process is to reclassify all of the general office expenses addressed in the direct charges and expense allocation (office and company) sections above, having been recorded on a management basis, to their required statutory expense classifications. The use of a consistent basis for reporting expenses, as dictated by the NAIC, allows the Regulators to better compare various insurance companies' operations. On the property/casualty side, broad expense categories and detail breakouts are required for both the Expense
     Exhibit in the annual Statutory Statement as well as the Supplemental Expense Filing, which is contained in the Insurance Expense Exhibit. For Life companies, the General Expense and the Taxes, Licenses and Fees Exhibits from the annual Statutory Statement have distinct expense categories. A synopsis of these required expense categories, along with a description of each expense category and the basis of allocation presently used by Allstate is contained in Exhibit A and appendix (Property & Casualty affiliates) and Exhibit B and appendix (Life Company affiliates).

     In order to provide for accurate summarization and reporting, each general ledger account (cost element) included in the Chart of Accounts is assigned a statutory expense classification. Loss adjustment, other underwriting and investment expenses are the broad classifications that UAT applies to. By way of example, a systems function, whether relating to claims, sales, or investments, is initially classified as a general office expense on a management basis. Based on the UAT process, these expenses are reclassified for statutory reporting purposes to loss adjustment, other underwriting or investments. Taxes, licenses and fees, although included in the other underwriting expense category, are not used in the UAT calculation process. These expenses are directly charged to the appropriate statutory classification within company.

     REINSURANCE AGREEMENTS - Separate arrangements exist between the property/casualty parent, Allstate Insurance Company, and certain affiliates, and the life parent, Allstate Life Insurance Company, and certain affiliates that drive expenses. Terms and conditions relating to methods of expense classification are contained in each of the individual reinsurance agreements. Typically, the reinsurer will be liable for a pre determined pro-rata share of all underwriting related expenses to support the assumed business. However, the reinsurer is not generally liable for the investment expenses.

                                                                       EXHIBIT D

                                   DEFINITIONS

The following terms shown by "process flow" and "general" categories are commonly used in explanation of the Allstate Group's overall expense process. Presentation of the "process flow" section follows the same hierarchical order of our current expense processing methodology.

PROCESS FLOW

COMPANY - Identifies legal entity that expense is charged to and may be disbursed from. Each entity who is a party to this agreement is assigned a separate three digit company code (e.g., Allstate Insurance Company - 010, Allstate Life Insurance Company - 030). A "charged company" is the Allstate entity charged with the expense under review and whose Statement of Income would be ultimately impacted.

COST CENTERS -- Describe where specific costs were incurred. Cost Centers will be the most common object used. Cost centers are areas of organizational responsibility in which costs are incurred and planned. Identifies administrative grouping within an office and duties as well as the manager responsible. Regional Office Departments include: Underwriting; Sales; Human Resources; and Claims. Each Regional Office is assigned a distinct four digit number.

COST ELEMENTS -- They describe what specific costs have occurred. They are used to plan and incur direct expenses for cost objects representing a unique item or category of expense to the company.

INTERNAL ORDERS -- A short-term cost collector used to collect, identify and allocate costs associated with a process, event or activity.

OFFICE --Typically, office codes identify high level responsibility for the expenses charged. Office level configuration (by type or geographical location) is a key building block in the accumulation of Allstate's expenses. This data is used in preparing the various expense analyses/reports prepared. A "charged office" is the office within an Allstate entity charged with the expense under review. The decision regarding which office to charge with an expense is based on Statement of Income impact analysis. Offices may include various high level types, such as Profit Centers (Midwest Regional Office - 002), , Data Centers (Atlantic - 136), Shared Services (Human Resources - 204), and Home Offices (Corporate Home Office - 001, PP&C Head Office - 032). Each Office is designated by a three-digit code.

PROFIT CENTER -- Aligns expense to a distribution channel, geographic location and product grouping (i.e. Denver Region, Colorado, Standard Auto). -

GENERAL

ASSESSMENTS/ALLOCATED EXPENSES -- which are incurred by one Allstate Company or office and charged, or allocated, to other companies or offices on the basis of mutual benefit. Examples of the types of allocated expenses include: Loss Adjustment, Other Underwriting and Investment Expenses. These expenses include allocations in Cost Centers from Cost Elements to Secondary Cost Elements and are described in Exhibit C. Criteria for cost allocation "drivers" are based on the implementation of management objectives. The assessments can use all three methods of allocations: Field Percentage; Fixed Amount; and Variable Portions which contain Statistical Key Figures. Additional information is included in the Exhibits and Appendixes attached. Allocation drivers agreed to by Management are used to allocate expenses, and these are described in detail in the various exhibits and appendixes.

REINSURANCE AGREEMENT - An agreement between two parties where one insurer spreads its risk (premium, loss and expense) of losses with other insurers.

                                                                       EXHIBIT E

                               INVESTMENT SERVICES

     A. APPOINTMENT. The Board of Directors of Affiliate (the "Board") has appointed Allstate as the investment advisor and manager of its investment assets (the "Account"). Pursuant to the Service and Expense Agreement of which this is Exhibit E (the "Agreement"), AFFILIATE grants Allstate the power and authority to advise, manage, and direct the investment and reinvestment of the assets of the Account for the period and on the terms and conditions set forth herein, subject to the supervision of the Board. Such Activities shall be conducted subject to and in accordance with the investment objectives, restrictions, and strategies set forth in the of Investment Policy and Investment Plan (the "Policy") adopted by the Board, and in accordance with such other limitations and guidelines as may be established from time to time for the Account by the Board (such investment objectives, restrictions, strategies, limitations, and guidelines herein referred to collectively as the "Investment Guidelines"). Allstate hereby accepts such responsibility and agrees during such period to render the services and to assume the obligations herein set forth.

     B. ALLSTATE AS AGENT. Allstate shall, for purposes of this Agreement, be granted and exercise full investment discretion and authority in buying, selling or otherwise disposing of or managing the investment of the assets held in the Account and in the performance of the services rendered hereunder, and shall do so as AFFILIATE's agent only, subject to Allstate's adherence to the policy stated in Item A, above. AFFILIATE hereby authorizes Allstate to exercise all such powers with respect to the assets of the Account as may be necessary or appropriate for the performance by Allstate of its obligations under this Agreement, subject to the supervision of the Board and any limitations contained herein.

     C. INVESTMENT ADVISORY SERVICES. In furtherance of the foregoing, and in carrying out its obligations to manage the investment and reinvestment of the assets in the Account, Allstate shall, as appropriate and consistent with the Investment Guidelines:
     (a) perform research and obtain and evaluate such information relating to the economics, industries, businesses, markets and new investment structures, techniques, practices, and financial data as Allstate deems appropriate in its discharge of its duties under this Agreement; (b) consult with and furnish to the Board recommendations with respect to overall investment strategies for the Account; (c) seek out and implement specific investment opportunities, consistent with such overall investment strategies approved by the Board, including making and carrying out day-to-day decisions to acquire or dispose of permissible investments, managing the investment of the assets of the Account, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments; (d) regularly report to the Board with respect to the implementation of investment strategies and any other activities in connection with management of the Account's assets, including furnishing to the Board, within 45 days after the end of each quarter, a report including a summary of investment activity during the quarter; (e) maintain all required accounts, records, memoranda, instructions or authorizations relating to the acquisition or disposition of investments for the Account; (f) determine the securities to be purchased or sold by the Account and place orders either directly with the issuer, with any broker-dealer or underwriter that specializes in the securities for which the order is made, or with any other broker or dealer that Allstate selects; and (g) perform the services hereunder in a manner consistent with investment objectives and policies of AFFILIATE as detailed in the Investment Guidelines, as amended from time to time, and in compliance with the applicable provisions of the insurance laws and regulations of AFFILIATE's domicile, as amended and any other applicable insurance laws.

     D. ALLOCATION OF BROKERAGE. Allstate is authorized in its sole discretion to select the brokers or dealers that will execute the purchases and sales of securities for the Account. In making such selection, Allstate shall use its best efforts to obtain for the Account the most favorable net price and execution available taking into account all appropriate factors, including price, dealer spread or commission, if any, and size and difficulty of the transaction.

     If, in the judgment of Allstate, AFFILIATE would be benefited by supplemental investment research, Allstate is authorized, but not obligated, to select brokers or dealers on the basis of research information, materials, or services they could furnish to Allstate for potential use in supplementing Allstate's own information and in making investment decisions for the Account. The expenses of Allstate and the charges to AFFILIATE may not necessarily be reduced as a result of receipt of such supplemental information. Subject to the above requirements, nothing shall prohibit Allstate from selecting brokers or dealers with which it or AFFILIATE is affiliated.

     E. SERVICE TO OTHER CLIENTS. AFFILIATE acknowledges that Allstate may perform services for clients other than AFFILIATE which are similar to the services to be performed pursuant to this Agreement, and that Allstate is free to do so provided that its services pursuant to this Agreement are not in any way impaired. AFFILIATE agrees that Allstate may provide investment advice to any of its other clients that may differ from advice given to AFFILIATE, or take action with respect to assets owned by it or its other clients that may differ from the action taken with respect to the Account and/or assets held therein, so long as Allstate, to the extent reasonable and practicable, allocates investment opportunities to the Account on a fair and equitable basis relative to Allstate's other clients. It is understood that Allstate shall have no obligation to purchase or sell, or to recommend for purchase or sale for the Account, any security which Allstate, its affiliates, employees or agents may purchase or sell for its or their own accounts or for the account of any other client, if, in the opinion of Allstate, such transaction or investment appears unsuitable, impractical or undesirable for the Account. It is agreed that Allstate may use any supplemental investment research obtained for the benefit of AFFILIATE in providing investment advice to its other clients or its own accounts. Conversely, such supplemental information obtained by the placement of business for Allstate or other entities advised by Allstate will be considered by and may be useful to Allstate in carrying out its obligations to AFFILIATE.

     F. ALLOCATION OF TRADES. It is acknowledged that securities held by AFFILIATE may also be held by separate investment accounts or other funds for which Allstate may act as a manager or by Allstate or its other affiliates. If purchases or sales of securities for AFFILIATE or other entities for which Allstate or its affiliates act as investment manager arise for consideration at or about the same time, AFFILIATE agrees that Allstate may make transactions in such securities, insofar as feasible, for the respective entities in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of Allstate during the same period may increase the demand for securities being purchased or the supply of securities being sold, AFFILIATE recognizes that there may be an adverse effect on price.

     It is agreed that, on occasions when Allstate deems the purchase or sale of a security to be in the best interests of AFFILIATE as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be so sold or purchased for AFFILIATE with those to be sold or purchased for other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by Allstate in the manner it considers to be most equitable and consistent with its obligations to AFFILIATE and to such other accounts or companies. AFFILIATE recognizes that in some cases this procedure may adversely affect the size of the position obtainable for AFFILIATE.

     G. CONTRACTS; AUTHORIZED SIGNATORIES. Allstate shall have the full power, right and authority, as AFFILIATE's agent, in accordance with this Agreement and the Investment Guidelines, to negotiate, apply for, enter into, execute, deliver, amend, modify and/or terminate legal documents of every kind and nature relating to or required by the investment of the assets of the Account. All such documents may be entered into in AFFILIATE's name or in Allstate's name (as agent for AFFILIATE), as Allstate shall determine, and all such documents shall be legally binding on AFFILIATE. Those certain employees and officers of Allstate who are authorized to execute transactions and sign documentation pursuant to the Policies and Procedures and Investment Guidelines adopted pursuant to authorization of the Investment Committee of Allstate, as they may be amended from time to time, shall also be authorized to the same extent to execute transactions and sign documentation on behalf of AFFILIATE and/or Allstate in connection with transactions entered into on behalf of the assets of the Account pursuant to this Agreement.

     H. COMPLIANCE WITH LEGAL REQUIREMENTS. Allstate shall make all reasonable efforts to comply with and cause to be complied with all applicable laws, rules, and regulations of the AFFILIATE's domicile, and any federal, state or municipal authority governing this Agreement, the services rendered hereunder, the Account and the assets held therein. Without limiting the foregoing, Allstate shall comply with all securities laws and other laws applicable to the services provided under this Agreement.

     I. TRANSACTION PROCEDURES. The assets of the Account are or will be held in custody by the bank custodian(s) appointed by AFFILIATE from time to time. Allstate shall not act as custodian for the assets of the Account and shall not under any circumstances have or be deemed to have ownership, custody or physical control of any of the assets of the Account. Allstate may, however, issue instructions to, and communicate with, the bank custodian for the Account as may be necessary and appropriate in connection with provision of its services pursuant to this Agreement. At the option of Allstate, instructions by Allstate to the bank custodian may be made orally or by computer, electronic instruction systems or telecommunications terminals. Allstate will confirm that the bank custodian has effected such instructions either by access to the bank's computerized identification system or by telephonic confirmation. The bank custodian will confirm with Allstate receipt of trade instructions orally or by computer for the Account. Allstate will instruct all brokers, dealers and counterparties executing orders on behalf of the assets of the Account to forward to Allstate and AFFILIATE copies of all confirmations.

     J. STANDARD OF PERFORMANCE. Allstate shall discharge its duties hereunder at all times in good faith and with that degree of prudence, diligence, care and skill which a prudent person rendering services as an institutional investment manager and adviser would exercise under similar circumstances. The provisions of this Agreement shall not be interpreted to imply any obligation on the part of Allstate to observe any standard of care other than as set forth in this Section J.

     K. RECORDKEEPING. Allstate shall keep and maintain an accurate and detailed accounting of each transaction concerning the assets of the Account and of all receipts, disbursements, and other transactions relating to the purchase and sale transactions arising hereunder. Allstate agrees to preserve such records for the greater of (i) six years; (ii) the required period pursuant to the insurance laws of AFFILIATE's domicile and related regulations; or (iii) such other time period that AFFILIATE may from time to time request. Allstate acknowledges that all such records shall be the property of AFFILIATE and shall be made available, within five (5) business days of a written request, to AFFILIATE, its accountants, auditors or other representatives of AFFILIATE for inspection and/or copying (at AFFILIATE's expense) during regular business hours. In addition, Allstate shall provide any materials, reasonably related to the investment advisory services provided hereunder, as may be reasonably requested in writing by the directors or officers of AFFILIATE or as may be required by any governmental agency with jurisdiction hereunder.

     Allstate further agrees to prepare and furnish to AFFILIATE and to other persons designated by AFFILIATE, at such regular intervals and other times as may be specified by AFFILIATE from time to time (i) such balance sheets, income and expense statements and other financial statements and reports, and (ii) such other statements, reports and information, in each case regarding the assets of the Account as AFFILIATE shall from time to time reasonably require.

     In the event of termination for any reason, all such records or copies thereof shall be returned promptly to AFFILIATE, free from any claim or retention of rights by Allstate.

     L. LIABILITY OF ALLSTATE. In the absence of Allstate's willful or negligent misconduct (or the willful or negligent misconduct of its officers, directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with Allstate or retained by it to perform or assist in the performance of its obligations under this Agreement), neither Allstate nor any of its officers, directors, employees or agents shall be subject to liability to AFFILIATE for any act or omission in the course of, or connected with, rendering services hereunder.

     M. INDEPENDENT CONTRACTOR. Allstate shall for all purposes be deemed to be an independent contractor. Allstate shall have no power or authority to bind AFFILIATE or to assume or create an obligation or responsibility, express or implied, on behalf of AFFILIATE, nor shall it represent to anyone that it has such power or authority, except as expressly provided in this Agreement. Nothing in this Agreement shall be deemed to create a partnership between or among the parties, whether for purposes of taxation or otherwise.

                                    EXHIBIT F

TO INCLUDE A LIST OF AGREEMENTS WHICH WILL TERMINATE AS OF THE EFFECTIVE DATE OF THE MASTER SERVICE AND EXPENSE AGREEMENT. /

Investment Advisory and Management Agreement between Allstate Insurance Company and Lincoln Benefit Life Company effective as of January 1, 1996 pursuant to which Allstate Insurance Company provides investment advisory services to Lincoln Benefit Life Company, as amended effective January 1, 1996. (Form D-1 filed with Illinois Insurance Department on April 5, 1996 and Forms D filed in April and May 1996 with the Department of Insurance of Nebraska.)

Investment Advisory and Management Agreement between Allstate Insurance Company and Surety Life Insurance Company effective as of January 1, 1996 pursuant to which Allstate Insurance Company provides investment advisory services to Surety Life Insurance Company, as amended effective January 1, 1996. (Form D-1 filed with Illinois Insurance Department on April 5, 1996 and Forms D filed in April and May 1996 with the Department of Insurance of Utah.)

Investment Advisory and Management Agreement effective as of August 21, 1996 between Allstate Floridian Insurance Company and Allstate Insurance Company, pursuant to which Allstate Insurance provides investment advisory and management services to Allstate Floridian. (See Form D-1 dated July 23, 1996 filed with the Illinois Department of Insurance. See also letter dated January 23, 1997 from Florida Department of Insurance.)

Services Agreement executed September 25, 1996 and effective as of June 25, 1996 between Allstate Insurance Company and Allstate Floridian Insurance Company pursuant to which Allstate Insurance provides Allstate Floridian underwriting, claims, actuarial, policy processing, tax, legal, systems, accounting and customer support services. (See Form D-1 dated July 23, 1996 filed with the Illinois Department of Insurance. See also letter dated January 23, 1997 from Florida Department of Insurance.)

Service and Expense Agreement between Allstate Insurance Company and certain of its Subsidiaries and Affiliates effective June 16, 1997. (See Form D-1 filed with the Illinois Department of Insurance in May 1997 and other prior notification forms filed with the insurance departments of California, Nebraska, Texas and Utah in May 1997. Texas HCS# 27286.)

Investment Advisory and Management Agreement effective as of January 1, 1998 between Allstate Insurance Company and Allstate Floridian Indemnity Company pursuant to which Allstate Insurance provides investment services to Allstate Floridian Indemnity.

Investment Advisory and Management Agreement effective as of January 1, 1998 between Allstate Insurance Company and Allstate New Jersey Insurance Company pursuant to which Allstate Insurance provides investment services to Allstate New Jersey.

Investment Advisory and Management Agreement between American Surety and Casualty Company ("ASCC") and Allstate Insurance Company ("Allstate") dated January 1, 1999 pursuant to which Allstate will provide investment management services, investment advisory services, and certain other operational and administrative support services to ASCC for those assets so designated by ASCC (Form D-1 filed with Illinois Department of Insurance on November 17, 1998 and accepted pursuant to a letter dated December 3, 1998).

Investment Advisory and Management Agreement between Allstate Insurance Company ("Allstate") and American Heritage Life Insurance Company ("AHL") dated October 31, 1999 pursuant to which Allstate will provide investment management services, investment advisory services, and certain other operational and administrative support services to AHL for those assets so designated by AHL (Form D-1 filed with the

Illinois Department of Insurance in October 1999 and other prior notification forms filed with the Florida Department of Insurance in October 1999).

Investment Advisory and Management Agreement between Allstate Insurance Company ("Allstate") and AHL Select HMO Incorporated ("AHL Select") dated October 31, 1999 pursuant to which Allstate will provide investment management services, investment advisory services, and certain other operational and administrative support services to AHL Select for those assets so designated by AHL Select (Form D-1 filed with the Illinois Department of Insurance in October 1999 and other prior notification forms filed with the Florida Department of Insurance in October 1999).

Investment Advisory and Management Agreement between Allstate Insurance Company ("Allstate") and First Colonial Insurance Company ("First Colonial") dated October 31, 1999 pursuant to which Allstate will provide investment management services, investment advisory services, and certain other operational and administrative support services to First Colonial for those assets so designated by First Colonial (Form D-1 filed with the Illinois Department of Insurance in October 1999 and other prior notification forms filed with the Florida Department of Insurance in October 1999).

Investment Advisory and Management Agreement between Allstate Insurance Company ("Allstate") and Columbia Universal Life Insurance Company ("Columbia") dated October 31, 1999 pursuant to which Allstate will provide investment management services, investment advisory services, and certain other operational and administrative support services to Columbia for those assets so designated by Columbia (Form D-1 filed with the Illinois Department of Insurance in October 1999 and other prior notification forms filed with the Texas Department of Insurance in October 1999).

Investment Advisory and Management Agreement between Allstate Insurance Company ("Allstate") and Concord Heritage Life Insurance Company, Inc. ("Concord") dated October 31, 1999 pursuant to which Allstate will provide investment management services, investment advisory services, and certain other operational and administrative support services to Concord for those assets so designated by Concord (Form D-1 filed with the Illinois Department of Insurance in October 1999 and other prior notification forms filed with the New Hampshire Department of Insurance in October 1999).

Investment Advisory and Management Agreement between Allstate Insurance Company ("Allstate") and Keystone Life Insurance Company ("Keystone") dated October 31, 1999 pursuant to which Allstate will provide investment management services, investment advisory services, and certain other operational and administrative support services to Keystone for those assets so designated by Keystone (Form D-1 filed with the Illinois Department of Insurance in October 1999 and other prior notification forms filed with the Pennsylvania Department of Insurance in October 1999).

                                                                    Exhibit 10.3

                         INVESTMENT MANAGEMENT AGREEMENT
                                       AND
               AMENDMENT TO CERTAIN SERVICE AND EXPENSE AGREEMENTS

                                      AMONG

                            ALLSTATE INVESTMENTS, LLC
                                       AND

                           ALLSTATE INSURANCE COMPANY
                                       AND

                            THE ALLSTATE CORPORATION
                                       AND

                               CERTAIN AFFILIATES

This Agreement made and effective as of January 1, 2002, among ALLSTATE INVESTMENTS, LLC, a Delaware limited liability company ("ALLSTATE INVESTMENTS"), ALLSTATE INSURANCE COMPANY, an Illinois insurance company ("Allstate"), THE ALLSTATE CORPORATION, a Delaware corporation and parent of Allstate and ALLSTATE INVESTMENTS ("Allcorp"), and those additional subsidiaries of Allcorp whose signatures appear below (individually an "Affiliate" and collectively with Allstate and Allcorp, the "Allstate Affiliates").

                              W I T N E S S E T H:


Allstate currently provides investment management services to Allcorp and certain insurance Affiliates pursuant to a Service and Expense Agreement, dated as of January 1, 1999 (the "Insurance Affiliates Service Agreement") and to certain non-insurance Affiliates pursuant to a Service and Expense Agreement, dated as of January 1, 2000 (the "Non-Insurance Affiliates Service Agreement," and, collectively with the Insurance Affiliates Service Agreement, the "Service Agreements").

It has been determined that such investment management services in the future will be more appropriately provided to the Allstate Affiliates by a separate entity performing only investment management activities rather than by a department of Allstate, resulting in benefits to the Allstate Affiliates. Therefore, subject to obtaining all required regulatory approvals, effective January 1, 2002, Allstate's Investment Department will cease providing investment management services pursuant to the Service Agreements. All investment management services will instead be provided to the Allstate Affiliates by ALLSTATE INVESTMENTS, an Allcorp subsidiary.

To accomplish this change, the Allstate Affiliates desire to amend the Service Agreements to terminate the provision of investment management services by Allstate. They also desire to contract with ALLSTATE INVESTMENTS for the rendering of investment management services by ALLSTATE INVESTMENTS subject to the terms and conditions hereinafter set forth.

NOW, THEREFORE, it is agreed as follows:

                                    ARTICLE 1
                    AMENDMENT OF EXISTING SERVICE AGREEMENTS

1.1 INSURANCE AFFILIATES SERVICE AGREEMENT. Allcorp, Allstate, and each insurance Affiliate hereby agree to amend the Insurance Affiliates Service Agreement by deleting Exhibit E and all references thereto such that Allstate no longer provides investment management services to Allcorp or any insurance Affiliate.

1.2 NON-INSURANCE AFFILIATES SERVICE AGREEMENT. Allstate and each non-insurance Affiliate hereby agree to amend the Non-Insurance Affiliates Service Agreement by deleting Exhibit B and all references thereto such that Allstate no longer provides investment management services to any non-insurance Affiliate.

                                    ARTICLE 2
                         INVESTMENT MANAGEMENT SERVICES

2.1 APPOINTMENT. Each Allstate Affiliate hereby engages ALLSTATE INVESTMENTS as the investment manager of its investment assets and grants ALLSTATE INVESTMENTS the power and authority to advise, manage, and direct the investment and reinvestment of such assets for the period and on the terms and conditions set forth herein. Such activities shall be conducted subject to and in accordance with the investment objectives, restrictions, and strategies set forth in the Investment Policy and Investment Plan (the "Policy") adopted by the Board of Directors of each such Allstate Affiliate with respect to its respective investment portfolios, and in accordance with such other limitations and guidelines as may be established from time to time for such portfolios by such Boards (such investment objectives, restrictions, strategies, limitations, and guidelines herein referred to collectively as the "Investment Guidelines"). ALLSTATE INVESTMENTS hereby accepts such responsibility and agrees during such period to render the services and to assume the obligations herein set forth, all as more fully described in Exhibit A, attached hereto (the "Services"). Each of the Allstate Affiliates may from time to time reach agreement with ALLSTATE INVESTMENTS that only certain of the listed Services will be provided.

2.2 CHARGES AND EXPENSES. Each Allstate Affiliate agrees to pay ALLSTATE INVESTMENTS a fee for the Services equal to ALLSTATE INVESTMENTS' fully burdened basis point charge for the management of such Allstate Affiliate's portfolio.

The fully burdened basis point charge is ALLSTATE INVESTMENTS's actual cost of managing the portfolios in which such Allstate Affiliate invests, including the provision of all administrative, reporting or other services required to manage the portfolios and provide the Services. To the extent any of ALLSTATE INVESTMENTS's costs are determined by allocations from any Allstate Affiliate, the allocation shall be made in accordance with the general provisions of the NAIC expense classification and allocation guidelines applicable to all intercompany allocations between Allstate and its insurance affiliates. ALLSTATE INVESTMENTS shall maintain and make available for review by any Allstate Affiliate, or any regulator having jurisdiction over such Allstate Affiliate, documentation showing the calculation of all such charges. Any Allstate Affiliate may request a review of such charges for the Services and such review will occur promptly thereafter. All brokerage commissions and other direct transaction charges payable to third parties shall be in addition to any fees payable to ALLSTATE INVESTMENTS for Services and may be paid on each Allstate Affiliate's behalf from the assets in the such entities portfolio or may be paid by ALLSTATE INVESTMENTS and reimbursed by such Allstate Affiliate.

2.3 PAYMENT. ALLSTATE INVESTMENTS will charge each Allstate Affiliate for the Services via the monthly expense allocation process, and payments will be through the monthly intercompany settlement process. The process will be completed by personnel of ALLSTATE INVESTMENTS and each of the Allstate Affiliates in the most timely and effective method available.

                                    ARTICLE 3
                            MISCELLANEOUS PROVISIONS

3.1 PREVIOUS AGREEMENTS. Except for the amendments to the Service Agreements pursuant to Article 1 above, nothing in this Agreement shall be deemed to amend any previously executed agreement between the parties.

3.2 SCOPE OF SERVICES. The scope of, and the manner in which, ALLSTATE INVESTMENTS provides the Services to the Allstate Affiliates shall be reviewed periodically by ALLSTATE INVESTMENTS and the Allstate Affiliates.

3.3 STANDARD OF PERFORMANCE. ALLSTATE INVESTMENTS shall discharge its duties hereunder at all times in good faith and with that degree of prudence, diligence, care and skill which a prudent person rendering services as an institutional investment manager would exercise under similar circumstances. The provisions of this Agreement shall not be interpreted to imply any obligation on the part of ALLSTATE INVESTMENTS to observe any standard of care other than as set forth in this Section 3.3.

3.4 BOOKS AND RECORDS. Upon reasonable notice, and during normal business hours, each Allstate Affiliate shall be entitled to, at its own expense, inspect records that pertain to the computation of charges for the Services. ALLSTATE INVESTMENTS shall at all times maintain correct and complete books, records and accounts of all Services. Each

Allstate Affiliate shall have unconditional right of ownership of any records prepared on its behalf under this Agreement.

3.5 LIABILITY OF ALLSTATE INVESTMENTS. In the absence of ALLSTATE INVESTMENTS's willful or negligent misconduct (or the willful or negligent misconduct of its officers, directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with ALLSTATE INVESTMENTS or retained by it to perform or assist in the performance of its obligations under this Agreement), neither ALLSTATE INVESTMENTS nor any of its officers, directors, employees or agents shall be subject to liability to any Allstate Affiliate for any act or omission in the course of, or connected with, rendering services hereunder.

3.6 INDEPENDENT CONTRACTOR. ALLSTATE INVESTMENTS shall for all purposes be deemed to be an independent contractor. All persons performing duties hereunder at all times during the term of this agreement shall be under the supervision and control of ALLSTATE INVESTMENTS, and shall not be deemed employees of any Allstate Affiliate as a result of this Agreement and the Services provided hereunder. ALLSTATE INVESTMENTS shall have no power or authority to bind any Allstate Affiliate or to assume or create an obligation or responsibility, express or implied, on behalf of any Allstate Affiliate, nor shall it represent to anyone that it has such power or authority, except as expressly provided in this Agreement. Nothing in this Agreement shall be deemed to create a partnership between or among the parties, whether for purposes of taxation or otherwise.

3.7 ASSIGNMENT. ALLSTATE INVESTMENTS shall not assign its obligations or rights under this Agreement without the written consent of each Allstate Affiliate. ALLSTATE INVESTMENTS may terminate this Agreement in its entirety, and each Allstate Affiliate may cancel its participation in the arrangements under this Agreement, each by giving six months written notice to the other parties to this Agreement; provided, however, that in the event that the affiliate relationship ceases to exist with respect to any Affiliate, this Agreement shall terminate immediately with respect to such Allstate Affiliate. Under no circumstances will the initial term of this Agreement exceed five (5) years.

3.8 NOTICES. All communications provided for hereunder shall be in writing, and if to an Allstate Affiliate, mailed or delivered to such Allstate Affiliate at its office at the address listed in such Affiliate's Statutory Annual Statement Blank, Attention: Secretary, or if to an entity not filing a statutory Annual Statement Blank, mailed or delivered to its office at 3075 Sanders Road, Northbrook, Illinois 60062, Attention: Controller, or addressed to any party at the address such party may hereafter designate by written notice to the other parties.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed as of the day and year above written.

                           THE ALLSTATE CORPORATION

                           By: ______________________
                           James P. Zils
                           Treasurer


                           ALLSTATE INSURANCE COMPANY

                           By: ______________________
                           James p. Zils
                           Vice President and Treasurer


                           ALLSTATE INVESTMENTS, LLC

                           By: ______________________
                           Casey J. Sylla
                           Chairman of the Board and President

                           AHL SELECT HMO, INC.

                           By: ______________________
                           John. Anderson, Jr.
                           Secretary and Treasurer


                           ALLSTATE ASSURANCE COMPANY

                           By: ______________________
                           James P. Zils
                           Treasurer


                           ALLSTATE COUNTY MUTUAL INSURANCE COMPANY

                           By: ______________________
                           James P. Zils
                           Vice President and Treasurer


                           ALLSTATE ENTERPRISES, INC.

                           By: ______________________
                           James P. Zils
                           Vice President and Treasurer


                           ALLSTATE FINANCIAL, LLC

                           By: ______________________
                           James P. Zils
                           Treasurer


                           ALLSTATE FINANCIAL CORPORATION

                           By: ______________________
                           James P. Zils
                           Treasurer

                           ALLSTATE FIRE AND CASUALTY INSURANCE COMPANY

                           By: ______________________
                           James P. Zils
                           Vice President and Treasurer


                           ALLSTATE FLORIDIAN INDEMNITY COMPANY

                           By: ______________________
                           James P. Zils
                           Vice President and Treasurer


                           ALLSTATE FLORIDIAN INSURANCE COMPANY

                           By: ______________________
                           James P. Zils
                           Vice President and Treasurer


                           ALLSTATE HOLDINGS, LLC

                           By: ______________________
                           James P. Zils
                           Executive Vice President and Treasurer


                           ALLSTATE INDEMNITY COMPANY

                           By: ______________________
                           James P. Zils
                           Vice President and Treasurer


                           ALLSTATE INTERNATIONAL INC.

                           By: ______________________
                           James P. Zils
                           Executive Vice President and Treasurer

                           ALLSTATE INTERNATIONAL INSURANCE HOLDINGS, INC.

                           By: ______________________
                           James P. Zils
                           Executive Vice President and Treasurer


                           ALLSTATE LIFE INSURANCE COMPANY

                           By: ______________________
                           James P. Zils
                           Treasurer


                           ALLSTATE MOTOR CLUB, INC.

                           By: ______________________
                           James P. Zils
                           Vice President and Treasurer


                           ALLSTATE NEW JERSEY HOLDINGS, LLC

                           By: ______________________
                           James P. Zils
                           Executive Vice President and Treasurer


                           ALLSTATE NEW JERSEY INSURANCE COMPANY

                           By: ______________________
                           James P. Zils
                           Vice President and Treasurer

                           ALLSTATE NON-INSURANCE HOLDINGS, INC.

                           By: ______________________
                           James P. Zils
                           Treasurer

                           ALLSTATE NORTH AMERICAN INSURANCE COMPANY

                           By: ______________________
                           James P. Zils
                           Vice President and Treasurer


                           ALLSTATE PROPERTY AND CASUALTY INSURANCE COMPANY

                           By: ______________________
                           James P. Zils
                           Vice President and Treasurer


                           AMERICAN HERITAGE LIFE INSURANCE COMPANY

                           By: ______________________
                           John K. Anderson, Jr.
                           Executive Vice President, Treasurer, Chief Financial Officer and Corporate Secretary


                           AMERICAN HERITAGE LIFE INVESTMENT CORPORATION

                           By: ______________________
                           James P. Zils
                           Treasurer


                           ALLSTATE TEXAS LLOYD'S. INC.

                           By:_______________________
                           James P. Zils
                           Vice President and Treasurer

                           CHARTER NATIONAL LIFE INSURANCE COMPANY

                           By: ______________________
                           James P. Zils
                           Treasurer


                           COLUMBIA UNIVERSAL LIFE INSURANCE COMPANY

                           By: ______________________
                           James P. Zils
                           Treasurer


                           CONCORD HERITAGE LIFE INSURANCE COMPANY INC.

                           By: ______________________
                           James P. Zils
                           Treasurer


                           DEERBROOK INSURANCE COMPANY

                           By: ______________________
                           James P. Zils
                           Vice President and Treasurer


                           DIRECT MARKETING CENTER INC.

                           By: ______________________
                           James P. Zils
                           Vice President and Treasurer


                           ENCOMPASS HOLDINGS, LLC

                           By: ______________________
                           James P. Zils
                           Vice President and Treasurer

                           ENCOMPASS INDEMNITY COMPANY

                           By: ______________________
                           James P. Zils
                           Vice President and Treasurer


                           ENTERPRISES SERVICES CORPORATION

                           By: ______________________
                           James P. Zils
                           Vice President and Treasurer


                           FIRST COLONIAL INSURANCE COMPANY

                           By: ______________________
                           John K. Anderson, Jr.
                           Senior Vice President and Secretary


                           GLENBROOK LIFE AND ANNUITY COMPANY

                           By: ______________________
                           James P. Zils
                           Treasurer


                           IVANTAGE GROUP, LLC

                           By: ______________________
                           James P. Zils
                           Vice President and Treasurer


                           IVANTAGE SELECT AGENCY, INC.

                           By: ______________________
                           James P. Zils
                           Treasurer

                           IVORY HOLDINGS, LLC

                           By: ______________________
                           John K. Anderson, Jr.
                           Secretary


                           KEYSTONE STATE LIFE INSURANCE COMPANY

                           By: ______________________
                           James P. Zils
                           Treasurer


                           LINCOLN BENEFIT LIFE COMPANY

                           By: ______________________
                           James P. Zils
                           Treasurer


                           NORTHBROOK INDEMNITY COMPANY

                           By: ______________________
                           James P. Zils
                           Vice President and Treasurer


                           NORTHBROOK LIFE INSURANCE COMPANY

                           By: _____________________
                           James P. Zils
                           Treasurer


                           NORTHBROOK SERVICES, INC.

                           By: ______________________
                           James P. Zils
                           Treasurer

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                           PEMBRIDGE AMERICA INC.

                           By: ______________________
                           James P. Zils
                           Vice President and Treasurer


                           RESCUE EXPRESS, INC.

                           By: ______________________
                           James P. Zils
                           Vice President and Treasurer


                           ROADWAY PROTECTION AUTO CLUB, INC.

                           By: ______________________
                           James P. Zils
                           Vice President and Treasurer


                           STERLING COLLISION CENTERS, INC.

                           By: ______________________
                           James P. Zils
                           Treasurer


                           SURETY LIFE INSURANCE COMPANY

                           By: ______________________
                           James P. Zils
                           Treasurer


                           TECH-COR, INC.

                           By: ______________________
                           James P. Zils
                           Treasurer

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                           THE NORTHBROOK CORPORATION

                           By: ______________________
                           James P. Zils
                           Treasurer


                           USF&G BUSINESS INSURANCE COMPANY

                           By: ______________________
                           James P. Zils
                           Vice President and Treasurer


                           WILLOW INSURANCE HOLDINGS INC.

                           By: ______________________
                           James P. Zils
                           Vice President and Treasurer


                           WILLOW LAKE HOLDINGS, LLC

                           By: ______________________
                           James P. Zils
                           Vice President and Treasurer

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 Exhibit 10.3

                               INVESTMENT SERVICES

       A. APPOINTMENT. This Exhibit A details the Services to be provided by ALLLSTATE INVESTMENTS pursuant to the Investment Management Agreement among ALLSTATE INVESTMENTS and certain Allstate Affiliates to which this Exhibit A is attached. For purposes of this Exhibit A, the investment portfolio of each Allstate Affiliate will be referred to as an Account

       B. ALLSTATE INVESTMENTS AS AGENT. ALLSTATE INVESTMENTS shall be granted and exercise full investment discretion and authority in buying, selling or otherwise disposing of or managing the investment of the assets held in each Account and in the performance of the services rendered hereunder, and shall do so as each Allstate Affiliate's agent only, subject to ALLSTATE INVESTMENTS' adherence to the Policies and Investment Guidelines. Each Allstate Affiliate hereby authorizes ALLSTATE INVESTMENTS to exercise all such powers with respect to the assets of its respective Account as may be necessary or appropriate for the performance by ALLSTATE INVESTMENTS of its obligations under the Agreement, subject to the supervision of the Board of Directors of such Allstate affiliate (the "Board"), and any limitations contained herein.

       C. INVESTMENT ADVISORY SERVICES. In furtherance of the foregoing, and in carrying out its obligations to manage the investment and reinvestment of the assets in each Account, ALLSTATE INVESTMENTS shall, as appropriate and consistent with the Investment Guidelines:

       (a) perform research and obtain and evaluate such information relating to the economics, industries, businesses, markets and new investment structures, techniques, practices, and financial data as ALLSTATE INVESTMENTS deems appropriate in the discharge of its duties under this Agreement; (b) consult with and furnish to each Board recommendations with respect to overall investment strategies for each respective Account; (c) seek out and implement specific investment opportunities, consistent with such overall investment strategies approved by each Board, including making and carrying out day-to-day decisions to acquire or dispose of permissible investments, managing the investment of the assets of each Account, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments;
(d) regularly report to the Boards with respect to the implementation of investment strategies and any other activities in connection with management of each Account's assets, including furnishing to each Board, within 45 days after the end of each quarter, a report concerning investment activity during the quarter; (e) maintain all required accounts, records, memoranda, instructions or authorizations relating to the acquisition or disposition of investments for each Account; (f) determine the securities to be purchased or sold by each Account and place orders either directly with the issuer, with any broker-dealer or underwriter that specializes in the securities for which the order is made, or with any other broker or dealer that ALLSTATE INVESTMENTS selects; and (g) perform the

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services hereunder in a manner consistent with investment objectives and policies of each Allstate Affiliate as detailed in the respective Investment Guidelines, as amended from time to time, and in compliance, as appropriate, with the applicable provisions of the insurance laws and regulations of each Allstate Affiliate's domicile, as amended and any other applicable laws.

       D. ALLOCATION OF BROKERAGE. ALLSTATE INVESTMENTS is authorized in its sole discretion to select the brokers or dealers that will execute the purchases and sales of securities for each Account. In making such selection, ALLSTATE INVESTMENTS shall use its best efforts to obtain for each Account the most favorable net price and execution available taking into account all appropriate factors, including price, dealer spread or commission, if any, and size and difficulty of the transaction. If, in the judgment of ALLSTATE INVESTMENTS, an Allstate Affiliate would be benefited by supplemental investment research, ALLSTATE INVESTMENTS is authorized, but not obligated, to select brokers or dealers on the basis of research information, materials, or services they could furnish to ALLSTATE INVESTMENTS for potential use in supplementing ALLSTATE INVESTMENTS' own information and in making investment decisions for each Account. The expenses of ALLSTATE INVESTMENTS and the charges to an Allstate Affiliate may not necessarily be reduced as a result of receipt of such supplemental information. Subject to the above requirements, nothing shall prohibit ALLSTATE INVESTMENTS from selecting brokers or dealers with which it or any Allstate Affiliate is affiliated.

       E. SERVICE TO OTHER CLIENTS. Each Allstate Affiliate acknowledges that ALLSTATE INVESTMENTS may perform services for clients other than the Allstate Affiliates that are similar to the services to be performed pursuant to this Agreement, and that ALLSTATE INVESTMENTS is free to do so provided that its services pursuant to this Agreement are not in any way impaired. Each Allstate Affiliate agrees that ALLSTATE INVESTMENTS may provide investment advice to any of its other clients that may differ from advice given to such Allstate Affiliate, or take action with respect to assets owned by it or its other clients that may differ from the action taken with respect to any Account and/or assets held therein, so long as ALLSTATE INVESTMENTS, to the extent reasonable and practicable, allocates investment opportunities to each Account on a fair and equitable basis relative to ALLSTATE INVESTMENTS' other clients. It is understood that ALLSTATE INVESTMENTS shall have no obligation to purchase or sell, or to recommend for purchase or sale for any Account, any security that ALLSTATE INVESTMENTS, its affiliates, employees or agents may purchase or sell for its or their own accounts or for the account of any other client, if, in the opinion of ALLSTATE INVESTMENTS, such transaction or investment appears unsuitable, impractical or undesirable for such Account. It is agreed that ALLSTATE INVESTMENTS may use any supplemental investment research obtained for the benefit of an Allstate Affiliate in providing investment advice to its other clients or its own accounts. Conversely, such supplemental information obtained by the placement of business for ALLSTATE INVESTMENTS or other entities advised by ALLSTATE INVESTMENTS will be considered by and may be useful to ALLSTATE INVESTMENTS in carrying out its

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obligations to each Allstate Affiliate.

       F. ALLOCATION OF TRADES. It is acknowledged that securities held by an Allstate Affiliate may also be held by separate investment accounts or other funds for which ALLSTATE INVESTMENTS may act as a manager. If purchases or sales of securities for an Allstate Affiliate or other entities for which ALLSTATE INVESTMENTS acts as investment manager arise for consideration at or about the same time, each such Allstate Affiliate agrees that ALLSTATE INVESTMENTS may make transactions in such securities, insofar as feasible, for the respective entities in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of ALLSTATE INVESTMENTS during the same period may increase the demand for securities being purchased or the supply of securities being sold, each Allstate Affiliate recognizes that there may be an adverse effect on price.

       It is agreed that, on occasions when ALLSTATE INVESTMENTS deems the purchase or sale of a security to be in the best interests of an Allstate Affiliate as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be so sold or purchased for such Allstate Affiliate with those to be sold or purchased for other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by ALLSTATE INVESTMENTS in the manner it considers to be most equitable and consistent with its obligations to such Allstate Affiliate and to such other accounts or companies. Each Allstate Affiliate recognizes that in some cases this procedure may adversely affect the size of the position obtainable for such Allstate Affiliate.

       G. CONTRACTS; AUTHORIZED SIGNATORIES. ALLSTATE INVESTMENTS shall have the full power, right and authority, as each Allstate Affiliate's agent, in accordance with this Agreement and the Investment Guidelines, to negotiate, apply for, enter into, execute, deliver, amend, modify and/or terminate legal documents of every kind and nature relating to or required by the investment of the assets of each Account. All such documents may be entered into in an Allstate Affiliate's name or in ALLSTATE INVESTMENTS' name (as agent for such Allstate Affiliate), as ALLSTATE INVESTMENTS shall determine, and all such documents shall be legally binding on such Allstate Affiliate. Those certain employees and officers of ALLSTATE INVESTMENTS who are authorized to execute transactions and sign documentation pursuant to the Policies and Procedures adopted pursuant to authorization of the ALLSTATE INVESTMENTS' Board of Directors, as they may be amended from time to time, shall also be authorized to the same extent to execute transactions and sign documentation on behalf of any Allstate Affiliate and/or ALLSTATE INVESTMENTS in connection with transactions entered into on behalf of the assets of any Account pursuant to this Agreement.

       H.     COMPLIANCE WITH LEGAL REQUIREMENTS. ALLSTATE INVESTMENTS

                                       3
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shall make all reasonable efforts to comply with and cause to be complied with all applicable laws, rules, and regulations of the each Allstate Affiliate's domicile, and any federal, state or municipal authority governing this Agreement, the services rendered hereunder, each Account and the assets held therein. Without limiting the foregoing, ALLSTATE INVESTMENTS shall comply with all securities laws and other laws applicable to the services provided under this Agreement.

       I. TRANSACTION PROCEDURES. The assets of each Account are or will be held in custody by the bank custodian(s) appointed by each Allstate Affiliate from time to time. ALLSTATE INVESTMENTS shall not act as custodian for the assets of any Account and shall not, under any circumstances, have or be deemed to have ownership, custody or physical control of any of the assets of any Account. ALLSTATE INVESTMENTS may, however, issue instructions to, and communicate with, the bank custodian for each Account as may be necessary and appropriate in connection with provision of its services pursuant to this Agreement. At the option of ALLSTATE INVESTMENTS, instructions by ALLSTATE INVESTMENTS to the bank custodian may be made orally or by computer, electronic instruction systems or telecommunications terminals. ALLSTATE INVESTMENTS will confirm that the bank custodian has effected such instructions either by access to the bank's computerized identification system or by telephonic confirmation. The bank custodian will confirm with ALLSTATE INVESTMENTS receipt of trade instructions orally or by computer for the Account. ALLSTATE INVESTMENTS will instruct all brokers, dealers and counterparties executing orders on behalf of the assets of an Account to forward to ALLSTATE INVESTMENTS copies of all confirmations.

       J. RECORDKEEPING. ALLSTATE INVESTMENTS shall keep and maintain an accurate and detailed accounting of each transaction concerning the assets of each Account and of all receipts, disbursements, and other transactions relating to the purchase and sale transactions arising hereunder. ALLSTATE INVESTMENTS agrees to preserve such records for the greater of (i) six years; (ii) the required period pursuant to the insurance laws of an Allstate Affiliate's domicile and related regulations; or (iii) such other time period that an Allstate Affiliate may from time to time request. ALLSTATE INVESTMENTS acknowledges that all such records shall be the property of each Allstate Affiliate and shall be made available, within five (5) business days of receipt of a written request, to an Allstate Affiliate, its accountants, auditors or other representatives of the Allstate Affiliate for inspection and/or copying (at such Allstate Affiliate's expense) during regular business hours. In addition, ALLSTATE INVESTMENTS shall provide any materials, reasonably related to the investment advisory services provided hereunder, as may be reasonably requested in writing by the directors or officers of an Allstate Affiliate, or as may be required by any governmental agency with jurisdiction hereunder.

       ALLSTATE INVESTMENTS further agrees to prepare and furnish to each Allstate Affiliate and to other persons designated by such Allstate Affiliate, at such regular intervals and other times as may be specified by such Allstate Affiliate from time to time (i) such balance sheets, income and expense statements and other financial statements and reports, and (ii) such other statements, reports and information, in each case regarding the assets of its Account as such Allstate Affiliate shall from time to time reasonably require.

       In the event of termination of this Agreement for any reason, all such records or copies thereof shall be returned promptly to the respective Allstate Affiliate, free from any claim or retention of rights by ALLSTATE INVESTMENTS.


















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